SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 23, 2006
NAVTECH, INC.

(Exact name of Registrant as specified in charter)

Commission File Number	Registrant, State of Incorporation, Address of Principal Executive Offices and Telephone Number	I.R.S. employer Identification Number
0-15362	NAVTECH, INC. (Delaware) 2340 Garden Road, Suite 102, Monterey, California 93940 (519) 747-9883	11-2883366
None

(Former name, former address and former fiscal year, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.
SIGNATURES

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.
     On May 23, 2006, Michael W. Ueltzen, a director of Navtech, Inc. (the “Company”) tendered his resignation as a director of the Company, effective June 1, 2006. Mr. Ueltzen resigned for personal reasons, and not because of any disagreement with the Company concerning its operations, policies or procedures. No appointment or election of a replacement for Mr. Ueltzen has been made.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NAVTECH, INC.
Dated: May 26, 2006	/s/ David Strucke
David Strucke
President and Chief Executive Officer